Fixed Assets, Net (Tables)	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Schedule of fixed assets
	December 31,
	2021	2020
Cryptocurrency mining Machines	$2,584,071	$—
Software (Note 7 & 8)	16,000,000	—
Leasehold improvement	38,329	38,463
Office and equipment	305,651	148,048
Total cost of fixed assets	18,928,051	186,511
Less: accumulated depreciation	(1,420,309)	(151,592)
Fixed assets, net	$17,507,742	$34,919